Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Imperial Petroleum Recovery Corporation; (the "Company") on Form 10-KSB for the year ending October 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Edward C. Gaiennie, Chief Financial Officer and Principal Accounting Officer, hereby certify, to such officer's knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Edward C. Gaiennie                                   November __, 2005
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      Edward C. Gaiennie
      CFO, Secretary-Treasurer and Principal Accounting Officer